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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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MedStrong International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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MEDSTRONG INTERNATIONAL CORPORATION
500 Silver Spur Road, Suite 303
Rancho Palos Verdes, CA 90274

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 9, 2002

        The Annual Meeting of Stockholders of MedStrong International Corporation (the "Company") will be held at The Williams Club, 24 East 39th Street, New York, New York on Friday, August 9, 2002, at 10:30 a.m. local time for the following purposes:

          1.    To elect directors to hold office for a term of one year, until their successors have been elected and qualified.

          2.    To act upon a proposal to ratify the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

          3.    To act upon a proposal to adopt the Company's 2002 Stock Option Plan.

          4.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only stockholders of record at the close of business on June 10, 2002 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the Annual Meeting for examination by any stockholder. During the ten days prior to the Annual Meeting, the list may be inspected by any stockholder, for any purpose germane to the Annual Meeting, during usual business hours at the offices of the Company's counsel, Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022.

        Your attention is drawn to the accompanying Proxy Statement.

By Order of the Board of Directors,
RONALD GLIME
Secretary

July 3, 2002
New York, New York

        STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

MEDSTRONG INTERNATIONAL CORPORATION
500 Silver Spur Road, Suite 303
Rancho Palos Verdes, CA 90274

PROXY STATEMENT

        This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of MedStrong International Corporation, a Delaware corporation (the "Company"), commencing on or about July 3, 2002, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held on Friday, August 9, 2002 at 10:30 a.m. local time at The Williams Club, 24 East 39th Street, New York, New York.

        Proxies in the form enclosed are solicited by the Board for use at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of management's nominees as directors, (2) for ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year, (3) for the approval of the adoption of the Company's 2002 Stock Option Plan, and (4) if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy. The proxy may be revoked by a properly executed writing of the stockholder delivered to the Company's Chairman of the Board or Secretary before the Meeting, or by the stockholder at the Meeting before it is voted.

        The Board has fixed the close of business on June 10, 2002 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. On that date, there were 31,083,000 shares of Common Stock, par value $.0001 per share, outstanding and entitled to vote. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. Stockholders are not entitled to vote cumulatively in the election of directors.

        As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the Meeting, appoint one or more Inspectors of Election to conduct the vote of the Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Meeting, the person presiding at the Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present or represented by proxy at the Meeting and the validity of the proxies and ballots, (iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the Meeting and the count of all votes and ballots.

        The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Common Stock present or represented at the Meeting is required to elect management's nominees as directors; (ii) a majority of the shares of Common Stock present or represented at the Meeting is required to approve the selection by the Board of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year; and (iii) a majority of the Shares of Common Stock present or represented at the Meeting is required to approve the adoption of the 2002 Stock Option Plan.

EXECUTIVE OFFICERS AND DIRECTORS

        The executive officers and directors of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

Name and Age	Position	Year Became an Executive Officer or Director
Jerry R. Farrar	President and Chief Executive Officer, Director	2000
65
Joel San Antonio	Chairman of the Board of Directors	2000
49
Ronald Glime	Chief Financial Officer, Secretary and Treasurer,	2000
57	Director
Lee Roberts	Vice President and Assistant Secretary	2000
34
Brenda Farrar	Vice President of Communications and Sales Center	2001
61	Operations
David Knowlton	Director	2001
55
David Scotch	Director	2001
63

Proposal No. 1

ELECTION OF DIRECTORS

        The Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and By-Laws, as amended (the "By-Laws"), of the Company provide that the directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify.

        The Board of Directors has selected, and will cause to be nominated at the Meeting, five persons for election as directors, to hold office until the 2003 Annual Meeting and until their successors shall have been duly elected and qualified. Assuming that a quorum of stockholders is present at the Meeting in person or by proxy, such directors will be elected by a plurality of the votes cast at the Meeting.

        The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the nominees listed below unless instructed otherwise on the proxy card. If such nominees should be unavailable to stand for election, the persons named on the proxy card or their substitutes may vote for a substitute or substitutes designated by the Board of Directors. At the date of this Proxy Statement, the Board of Directors has no reason to believe that any nominee listed below will be unable to stand for election.

        Set forth below is certain information concerning the directors of the Company, including the incumbent directors nominated by the Board of Directors for reelection at the Meeting. All nominees for election at the Meeting were previously elected by the Company's stockholders as directors of the Company.

Nominees for Election

Director Since
Jerry R. Farrar	2000
Joel San Antonio	2000
David L. Knowlton	2001
Ronald Glime	2000
David Scotch	2001

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

        Certain information about the directors of the Company is set forth below. This information has been furnished to the Company by the individuals named.

Jerry R. Farrar

        Mr. Farrar, the Company's President and Chief Executive Officer, has served as a director of the Company since the Company's inception in 2000. Mr. Farrar has extensive background in both the financial services and technology fields. He served as founder and chief strategist from September 1998 to September 2000 for CarsDirect.com, the e-commerce leader of online automobile sales, including finance and insurance services. Mr. Farrar developed and supported critical path strategies resulting in excess of $300 million of pre-IPO funding from the private investment community. He was President and Chief Executive Officer from January 1993 to September 1998 of Financial Technology, Inc., a financial insurance company. He has led five start-up companies in the financial services field. He was appointed to serve on the faculty of the World Auto Congress. He authored the comprehensive History of the Vehicle Service Contract for the White House and has been honored as a finalist in the Ernst and Young and Inc. Magazine entrepreneur of the year awards. Mr. Farrar was retained by MedStrong under a three-year employment agreement. Mr. Farrar and Brenda Farrar were formerly married and are now divorced.

Joel San Antonio

        Mr. San Antonio has served as Chairman of the Board since the Company's inception in 2000. Mr. San Antonio began his entrepreneurial career as co-founder of a business in the women's fashion industry. In 1983, he and his partner exited the fashion industry and founded Warrantech Corporation, a third party administrator of service contracts and extended warranty programs. The company went public in 1984 and, in September 1997, was recognized by Fortune Magazine as one of the "100 Fastest Growing Companies in America". Today, Mr. San Antonio serves as Chairman of the Board and Chief Executive Officer of Warrantech Corporation and each of its operating subsidiaries. In addition, he was a founder of Corniche Group, Inc., a provider of insurance products and services, and served as a director from May 1998 through September 1999. He also serves as a Director of SearchHelp, Inc., a start-up company that provides services to small businesses, institutions, organizations and individuals in smaller communities throughout the United States, and as Chairman of the Board of Marc Pharmaceuticals, Inc., a pharmaceutical company focusing on the development and commercialization of innovative products for the treatment of cancer and other diseases.

        In 1998, Mr. San Antonio was a national finalist in Ernst & Young's "Entrepreneur of the Year" program following his recognition as "Entrepreneur of the Year" in financial services for E & Y's Northeast Region. He is a member of the Metropolitan Museum of Art and is also involved in a variety of philanthropic and charitable activities.

David L. Knowlton

        Mr. Knowlton has served as a director of the Company since 2001. Mr. Knowlton is the founder and Chief Executive Officer of ElderPairs, Inc., a start-up company founded in 2000 that intends to provide an Au Pair-type live-in support for elderly clients. He is also a principal of Knowlton & Associates, a healthcare consulting company founded in 1999. Since 1991, Mr. Knowlton has served as a director and was a founder of Healthcare Payers Coalition of New Jersey and presently serves as the Chair of the Quality and Data Committee. From 1996 to 1999, Mr. Knowlton was the Vice President of The MIIX Group, Inc. a publicly-traded diversified company where he was President of a wholly-owned subsidiary, The MIIX Healthcare Group. From March 16, 2001 to April 5, 2001, Mr. Knowlton was president of MedStrong.

Ronald Glime

        Mr. Glime, the Company's Chief Financial Officer, Secretary and Treasurer, has served as a director of the Company since the Company's inception in 2000 and serves on the Company's Audit Committee and Compensation Committee. Mr. Glime also serves as the Chief Financial Officer and Director since 2001 of SearchHelp, Inc., a start-up company that provides services to small businesses, institutions, organizations and individuals in smaller communities throughout the United States. Mr. Glime began his career with Life Investors Insurance Company of America developing and marketing a national program of consumer products sold through a network of automobile dealers. He moved to American Warranty Corporation in 1978, resigning as its Chief Executive Officer in 1982. From 1983 through February 1991, Mr. Glime owned and operated an independent general insurance agency, managing over thirty sales people whose efforts resulted in the agency being consistently recognized as a leading national producer of vehicle service contracts. In 1991, he joined Warrantech Automotive, Inc. as Regional Sales Manager and assumed the office of President in October 1992. He held this position until March 1999 at which time he assumed the office of President of U.S. and Canadian Operations for Warrantech Corporation, a publicly traded company. Mr. Glime has been recognized on a number of occasions for his achievements as a businessman.

David Scotch, M.S., M.D.

        Dr. Scotch has served as a director of the Company since 2001 and serves on the Company's Audit Committee and Compensation Committee. Dr. Scotch is licensed to practice medicine in the State of

New York. Since 1998, Dr. Scotch has served as the Vice Dean for New York University School of Medicine and the Vice Dean for Faculty Affairs of New York University School of Medicine, responsible for various academic and administrative matters, including the operations of personnel and maintenance, and the allocation of resources. Dr. Scotch served on the Admissions Committee and the Education and Research Committee and acted as a representative of the Dean's Office to the Faculty Council and to the Faculty Promotions and Tenure Committee. From 1972 to 1998, Dr. Scotch served as the Associate Dean of New York University School of Medicine. Dr. Scotch holds a B.A from Boston University, a M.D. from New York University School of Medicine and a M.S. from Massachusetts Institute of Technology, Sloan School of Management.

FUNCTIONS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

        Under the DGCL, the business and affairs of the Company are managed under the direction of the Board of Directors. The Board of Directors establishes fundamental corporate policies and authorizes various types of significant transactions, but is not involved in day-to-day operational decisions. During 2001, the Board held one meeting. Jerry R. Farrar, David Knowlton, David Scotch, and Jeffrey D. Mamorsky were present and Joel San Antonio and Ronald Glime were not present. The Board has an Audit Committee and a Compensation Committee with the areas of responsibility described below.

        The Audit Committee consists of Ronald Glime, Joel San Antonio and David Scotch. It is responsible for overseeing, and reporting to the Board, the policies and practices of the Company and its subsidiaries with respect to accounting, financial reporting, and internal auditing and financial controls. The Audit Committee acts under a charter approved by the Board and attached to this Proxy Statement as Exhibit A. The Audit Committee is also responsible for maintaining a direct exchange of information between the Board and the Company's independent auditors. The Audit Committee met once during 2001.

        The Compensation Committee consists of Ronald Glime, Joel San Antonio and David Scotch. It must approve the salary of each officer of the Company and its subsidiaries which exceeds a specified amount and is responsible for reviewing, and making recommendations to the management of the Company concerning the general policies and practices of the Company and its subsidiaries with respect to compensation and employee benefits. The Compensation Committee did not meet during 2001.

Ownership of Shares

        The table set forth below contains information relating to the beneficial ownership of the Company's common stock by members of the Board of Directors, by each of the executive officers, by the Board of Directors and executive officers as a group, and by certain other beneficial owners as of June 10, 2002.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1) (2)
	Number	Percent
Jerry R. Farrar (3)	2,000,000	6.4%
Joel San Antonio (4)	13,570,000	43.7%
David L. Knowlton (10)	300,000	1.0%
Ronald Glime (5)	1,000,000	3.2%
Lee Roberts (6)	1,370,000	4.4%
Charles Stiene (7)	4,000,000	12.9%
David Scotch (8)	300,000	1.0%
Brenda Farrar (9)	250,000.8%
All current directors and executive officers of MedStrong as a group (7 persons)	18,790,000	60.5%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(2)
The number and percentage of shares beneficially owned are based on 31,083,000 shares of common stock issued and outstanding as of the date of this Proxy Statement. None of the above listed people have the right to acquire beneficial ownership of any shares of the Company's common stock within 60 days after the date of this Proxy Statement.
(3)
Mr. Farrar's address is c/o MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.
(4)
Shares owned by Mr. San Antonio include an aggregate of 1,000,000 shares held by Mr. San Antonio as custodian for his two minor children and 500,000 shares owned by Mr. San Antonio's wife, of which 500,000 shares Mr. San Antonio disclaims beneficial ownership. Mr. San Antonio's address is c/o Warrantech Corporation, One Canterbury Green, Stamford, CT 06901.
(5)
Mr. Glime's address is c/o MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.
(6)
This includes 520,000 shares owned by Mr. Robert's wife and 200,000 shares owned by Mr. Robert's minor child. Mr. Robert's address is 5900 Shorefront Lane, Flower Mound, TX 75022.
(7)
Mr. Stiene's address is 119 Sea Cove Road, Northport, NY 11768.
(8)
Dr. Scotch's address is 34 Ravenwood Drive, Weston, CT 06883.
(9)
Ms. Farrar's address is c/o MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.
(10)
Mr. Knowlton's address is 324 South Main Street, Pennington, NJ 08534.

Certain Relationships and Related Transactions

        In the future, if the Company intends to enter into any material transactions or loans with any officer or director, or any company owned by any officer or director, the Company will do so on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties and any forgiveness of any such loans must be approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have access, at the Company's expense, to independent counsel. Currently the Company has an agreement with Dominion Technology Partners having an initial term of twelve months. Lee Roberts, the Company's Vice President, Chief Technology Officer and Assistant Secretary is the majority owner and President of Dominion Technology Partners. The Company's present arrangements with Dominion Technology Partners were approved by the Company's entire board including all disinterested and independent directors. The Company paid Dominion Technology Partners a one time set up fee of $800 and paid them $2,950 per month for twelve months for the leasing of computer equipment under a capital lease and an additional $1.50 per month per member of the Company for additional management services. This arrangement is being renegotiated as of the date of this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following summary compensation table sets forth certain information concerning the compensation of the Company's "named executive officers" within the meaning of Item 402(a)(3) of Regulation S-K of the Act, as amended, for each of the two fiscal years during the period commencing upon the Company's inception in 2000 and ending on December 31, 2001.

		Annual Compensation(1)			All Other Compensation
Name and Principal Position
	Year	Salary ($)		Bonus ($)	($)
Jerry R. Farrar President and Chief Executive Officer	Fiscal 2001 Fiscal 2000	150,000 -0-		50,000 -0-	(1)
Brenda Farrar Vice President of Communications and Sales Center Operations	Fiscal 2001 Fiscal 2000	79,000 -0-	(2)	-0- -0-	(2)

(1)
The aggregate amount of perquisites and other personal benefits for each of the "named executive officers" did not equal or exceed the lesser of either $50,000 or 10% of the total of such individual's base salary and bonus, as reported herein for the last fiscal year, and is not reflected in the table.

(2)
Which includes $1,000 for the development of the Company's website.

Options Grants In Last Fiscal Year

No stock options were granted by the Company during fiscal year 2001.

Executive Employment Agreement

        In January 2001, the Company and Jerry R. Farrar entered into a three year employment agreement pursuant to which Mr. Farrar became the President and Chief Executive Officer of the Company. The employment agreement provides for a base salary of $150,000 with a minimum annual increase of 5%. A signing bonus of $50,000 was to be paid to Mr. Farrar within 30 days after the Company received $1,000,000 in capital from any source. Due to the financial situation of the Company, Mr. Farrar agreed to a reduction of his base salary for the 2002 fiscal year by 10% on March 15, 2002 and by an additional 15% (a total of 25%) on March 31, 2002. As of the date of this Proxy Statement, Mr. Farrar has received only $30,000 of his signing bonus. The Company is still indebted to Mr. Farrar for the remainder of the bonus. In addition to the annual increase in his salary described above, Mr. Farrar is also eligible to receive an annual incentive bonus that will not exceed his salary. The Compensation Committee will determine the criteria for this incentive bonus. If the Company's stockholders approve the adoption of the Company's 2002 Stock Option Plan as set forth in Proposal No. 3 in this Proxy Statement, Mr. Farrar will be granted options to purchase up to $333,000 worth of shares of the Company's common stock pursuant to the terms of the plan. Mr. Farrar received additional benefits including medical insurance, group term life insurance and automobile expenses.

Compensation of Directors

        Directors do not receive any compensation for attending meetings of the Board of Directors or any committee thereof.

SECTION 16(a) REPORTING UNDER THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Officers, directors and more than 10% stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed.

        The Company has reviewed copies of the Section 16(a) reports filed for the year ended December 31, 2001 and written representations from certain reporting persons that no delinquent Form 3 holdings or Form 4 transactions were required to be reported on Form 5 for such persons for the year ended December 31, 2001. Based solely on this review, the Company believes that all reporting requirements applicable to its officers, directors and more than 10% stockholders were complied with for the year ended December 31, 2001.

REPORT OF THE AUDIT COMMITTEE

        Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's 2001 Annual Report with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2001.

        When the Committee met with the independent auditors, the members of the Committee reviewed and discussed their judgments as to the quality and acceptability of the Company's accounting principles. In addition, the Committee received from the independent auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1 and discussed with them the auditors' independence from the Company and its management. In this connection, the Committee considered the compatibility of non-audit services provided to the Company by the auditors with the auditors' independence. The Committee and the auditors also discussed the overall scope and plans for their respective audits and such other matters as are required to be discussed by them under auditing standards generally accepted in the United States of America and by the Independence Standards Board, including the matters covered in Statement on Auditing Standards No.61.

        In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission. The Board approved this recommendation. The Committee and the Board also appointed, subject to shareholder approval, the Company's independent auditors for fiscal year 2002.

AUDIT COMMITTEE
David Scotch, Chairman
Ronald Glime
Joel San Antonio

PERFORMANCE GRAPH

        The following graph tracks an assumed investment of $100 on December 31, 2001 in the Common Stock of the Company, The NASDAQ Market Index and a peer group comprised of ten companies whose principal operations are similar to those of the Company, assuming full reinvestment of dividends and no payment of brokerage or other commissions or fees. Past performance is not necessarily indicative of future performance.

COMPARE CUMULATIVE TOTAL RETURN
AMONG MEDSTRONG INTERNATIONAL CORP.,
NASDAQ MARKET INDEX AND MG GROUP INDEX
DOLLARS
175
150
125
100
75
50
25
0
1/28/02
2/28/02
3/31/02
4/30/02
5/31/02
MEDSTRONG INTERNATIONAL CORP.
MG GROUP INDEX
NASDAQ MARKET INDEX

ASSUMES $100 INVESTED ON JAN. 28, 2002
ASSUMES DIVIDEND REINVESTED
THROUGH MAY 31, 2002

Proposal No. 2

RATIFICATION OF SELECTION
OF THE COMPANY'S INDEPENDENT AUDITORS

        The Board has selected Weinick Sanders Leventhal & Co., LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. Although it is not required to do so, the Board is submitting its selection of Weinick Sanders Leventhal & Co., LLP for ratification at the Meeting in order to ascertain the views of the stockholders regarding such selection.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF WEINICK SANDERS LEVENTHAL & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

PROPOSAL TO APPROVE THE ADOPTION OF THE
COMPANY'S 2002 STOCK OPTION PLAN

        The Board of Directors has determined that a stock option plan providing for the grant to key employees, officers, directors and consultants of incentive stock options, non-qualified stock options and stock rights would be of substantial value to the Company and its subsidiaries in attracting, retaining and motivating employees and others whose efforts can contribute significantly to the growth and operations of the Company and its subsidiaries.

        The Board of Directors has unanimously adopted and recommends that the Stockholders approve the Company's 2002 Stock Option Plan (the "Plan") to enable the Company to remain competitive in the recruitment, motivation and retention of executives and other key persons.

        The text of the Plan is attached as Exhibit B to this Proxy Statement; the following summary of the Plan is qualified in its entirety by reference to such text.

Required Vote

        Approval of the Plan requires the affirmative vote of the holders of a majority of shares of the Company's common stock present in person or by proxy and entitled to vote at the Annual Meeting.

General

        The purpose of the Plan is to enable the Company to attract and retain employees and consultants and provide them with the long-term financial incentives to enhance the Company's performance. In the view of the Board of Directors, the plan should be successful in achieving these objectives.

        Effective Date and Duration.    The effective date of the Plan will be as of August 9, 2002 in the event the adoption of the Plan is approved by the Stockholders. The 2002 Stock Option Plan shall terminate on August 8, 2012, unless earlier terminated by the Board of Directors of the Company. No award shall be granted after the date the Plan terminates.

        Shares Subject to the Plan.    The stock rights granted under the Plan shall be authorized but unissued shares of common stock of the Company, par value $0.001 per share or shares of Common Stock reacquired by the Company in any manner. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 1,000,000 shares. The aggregate number of shares which may be issued pursuant to the Plan is subject to the terms of the Plan. If any stock rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such stock rights shall again be available for grants of stock rights under the

Plan. The cash proceeds to be received by the Company in connection with Stock Rights (as defined below) granted under the Plan are expected to be used for general corporate purposes.

        The Plan authorizes the grant of (a) options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of the Company's common stock ("Awards"); and (d) rights to make direct purchases of the Company's common stock ("Purchases") which may be subject to certain restrictions. Both ISOs and Non-Qualified Options are referred collectively as "Options." Options, Awards and authorizations to make Purchases are referred to collectively as "Stock Rights."

        As discussed below, the employees of the Company and its subsidiaries who will receive awards under the Plan and the size and terms of the awards are generally to be determined by a Compensation Committee at its discretion. Thus, it is not possible either to predict the future benefits or amounts that will be received by or allocated to particular individuals or groups of employees. However, ISOs may be granted only to employees of the Company and its subsidiaries. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) of, or consultant of or to the Company or its subsidiaries.

        Administration.    The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to (i) determine to whom Stock Rights shall be granted, subject to the terms of the Plan; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; and (vii) determine whether restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

        Exercise/Purchase Price.    The exercise price per share for each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, shall not be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

        The exercise price per share for each ISO granted shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, the price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

        Duration and Termination.    Stock Rights may be granted under the Plan at any time on or after August 9, 2002 and prior to August 8, 2012. Subject to earlier termination, each Option shall expire on the date specified by the Compensation Committee, but not more than (i) 10 years from the date of grant in the case of Options generally and (ii) 5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary.

        Unless otherwise specified in the agreements relating to such ISOs, if an ISO optionee ceases to be employed by the Company and all subsidiaries other than by reason of death, disability, voluntary termination or a breach of his or her employment agreement, no further of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) 90 days after the date of termination of his or her employment, or (b) their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by a change of employment within or among the Company and its subsidiaries. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any subsidiary for any period of time.

        Grant of Stock Rights of Board Members.    Stock Rights granted to members of the Board of Directors will be identical to those granted to other eligible persons. Members of the Board of Directors who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself.

        Restricted Shares.    The shares of Common Stock which a recipient of an authorization to make a Purchase may be subject to specified restrictions ("Restricted Shares"). Such restrictions, to be determined by the Committee, may include, but are not limited to, the requirement of continued employment with the Company or a subsidiary or achievement of certain performance objectives.

        Awards.    Awards of the Common Stock may be made to a recipient as a bonus or as additional compensation, as determined by the Compensation Committee.

        Means of Exercising Options.    An Option may be exercised for cash or by check, or, at the discretion of the Committee, (a) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (b) by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (c) through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) by any combination of the above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares.

        Assignability.    No stock rights granted under the Plan shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Notwithstanding the foregoing, during the lifetime of a grantee each stock right granted under the Plan shall be exercisable only by such grantee.

        Amendments.    The Board of Directors of the Company may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except as provided in paragraph 4(a) of the Plan or by adjustment pursuant to paragraph 13 of the Plan); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 under the Plan regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(b) under the Plan regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13 under the Plan); (f) the expiration date of the Plan may not be extended; and (g) the Board of Directors of the Company may not take any action which would cause the Plan to fail to comply with Rule 16b-3.

        Certain Federal Income Tax Consequence Associated with the Plan.    The rules governing the tax treatment of the Stock Rights are quite technical. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.

        Options granted under the Plan are intended to qualify as performance based compensation to the extent required under proposed Treasury Regulation Section 1.162-27.

        Incentive Stock Options.    The recipient recognizes no taxable gain or loss when an ISO is granted or exercised, although upon exercise the spread between the fair market value and the exercise price generally is an item of tax preference for purposes of the recipient's alternative minimum tax. If the shares acquired upon the exercise of an ISO are held for at least one year after exercise and two years after grant (the "Holding Periods"), the recipient recognizes any gain or loss realized upon such sale as long-term capital gain or loss and the Company is not entitled to a deduction. If the shares are not held for the Holding Periods, the gain is ordinary income to the recipient to the extent of the difference between the exercise price and the fair market value of the shares of Common Stock on the date the option is exercised and any excess is capital gain. Also, in such circumstances, the Company receives a deduction equal to the amount of any ordinary income recognized by the recipient.

        Non-Qualified Stock Options.    The recipient recognizes no taxable income and the Company receives no deduction when a Non-Qualified Option is granted. Upon exercise of a Non-Qualified Option, the recipient recognizes ordinary income and the Company receives a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The recipient recognizes as a capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares of Common Stock disposed of or sold.

        Restricted Shares. A recipient granted an authorization to make a Purchase of Restricted Shares is not required to include the value of the shares of Common Stock he or she is entitled to purchase in income until the first time such recipient's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under the Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company receives a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

        Section 162(m).    Section 162(m) of the Code limits to $1 million per year the Federal income tax deduction available to a public company for the compensation paid to any of its chief executive officer and four other highest paid executive officers. However, Section 162(m) provides an exception from this limitation for certain "performance-based" compensation if various requirements are satisfied. The Plan is designed to satisfy this exception for Options. In addition, if the Committee elects to issue authorizations to make Purchases of Restricted Shares thereunder, it also can satisfy the exception for such grants by utilizing "performance-based" award criteria.

Accounting Treatment of Stock Options

        Stock Option awards may result in compensation expense based on the excess fair market value of the shares covered by the options over the exercise price, the timing and recording of which will depend on the terms of the individual award.

        No expense is incurred when an option issued pursuant to the Plan is granted or exercised, so long as the purchase price equals the fair market value of the Common Stock on the date of grant; expense will be incurred to the extent that the purchase price is less than the fair market value on such date. The Company's tax deductions described above, if any, will be reported as an adjustment to shareholders' equity.

Adoption

        In order to effect the approval of the Plan, the following resolution will be presented at the Annual Meeting:

    "RESOLVED that the MedStrong International Corporation (the "Company") 2002 Stock Option Plan set forth in Exhibit B to the Proxy Statement of the Company furnished to shareholders in connection with the Annual Meeting of shareholders held on August 9, 2002 be and the same hereby is approved and that the Company reserve 1,000,000 shares of common stock of the Company for issuance pursuant to the Plan and that the appropriate officers of the Company are authorized and directed in its name and on its behalf to cause to be prepared, executed and, if necessary, filed, all such documents, make all such expenditures and take all such actions as they shall deem necessary or appropriate for carrying out this resolution."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN.

SOLICITATION EXPENSES

        The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made. Officers or employees of the Company who make or assist in such solicitations will receive no additional compensation for doing so. The Company will request brokers, banks and other custodians and fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.

STOCKHOLDER PROPOSALS

        Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2002.

ANNUAL REPORT

        Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2001. Such Annual Report is not to be regarded as proxy solicitation material.

        Upon written request by a Stockholder entitled to vote at the 2002 Annual Meeting, the Company will furnish that person without charge with a copy of the Form 10-K Annual Report for 2002 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. If the person requesting the report was not a Stockholder of record on June 10, 2002, the request must contain a good faith representation that the person making the request was a beneficial owner of the Common Stock of the Company at the close of business on such date. Requests should be addressed to MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.

OTHER BUSINESS

        Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                      By Order of the Board of Directors,
                      RONALD GLIME
                       Secretary

Dated: July 3, 2002

Exhibit A

MEDSTRONG INTERNATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

I.
Purpose

        The primary functions of the Audit Committee are (i) to assist the Board of Directors of MedStrong International Corporation (the "Corporation") in undertaking and fulfilling its responsibilities of reporting accurate financial information of the Corporation to the public, (ii) to provide support for management's efforts to enhance the quality of the Corporation's accounting and financial controls and (iii) to provide appropriate avenues of communication between the Board of Directors and the Corporation's independent public accountants and the financial management of the Corporation.

II.
Structure

        The By-Laws of Corporation provide that there shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be structured as follows:

  1.
  The Audit Committee shall be composed of three or more members of the Board of Directors. Members of the Audit Committee shall be made up of outside directors who are independent of management of the Corporation and who satisfy such other specific requirements established by any exchange upon which shares issued by the Corporation may from time to time be listed. The Audit Committee may request that management appoint an employee of the Corporation to serve as Secretary of the Audit Committee.

  2.
  Members of the Audit Committee shall be appointed from time to time by the Board of Directors.

  3.
  The Audit Committee shall meet not less than four times each calendar year, or at such other frequency as is set by a duly adopted resolution of the Audit Committee.

III.
Responsibilities

        In carrying out these responsibilities, the Audit Committee will:

  1.
  Recommend to the Board of Directors the independent auditors to audit the financial statements of the Corporation and its subsidiaries, and approve the fees to be paid to the independent auditors.

  2.
  Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

  3.
  At the conclusion of the independent audit, meet with the financial management of the Corporation and the independent auditors to review the audit.

  4.
  Review with the independent auditors and the financial and accounting personnel of the Corporation, the adequacy and effectiveness of the accounting and financial controls of the Corporation and any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

  5.
  Discuss with the independent auditors the following matters related to the conduct of an audit: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and (5) any other matters from time to time required of the independent auditors by SAS 61 promulgated by the Auditing Standards Board.

  6.
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting procedures should be reviewed.

  7.
  Determine whether to recommend to the Board of Directors that the audited financial statements be included in the annual report on the Form 10-K.

  8.
  Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluations of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  9.
  On an annual basis, obtain from the independent auditor a written communication delineating all relationships between the independent auditor and the Corporation as required by the Independence Standards Board No.1, as such standard may be amended or supplemented from time to time. In addition, review with the independent auditor the nature and scope of any disclosed relationships or professional services and take, or recommend the Board of Directors take, appropriate action to ensure the continuing independence of the independent auditor.

  10.
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  11.
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and/or auditors for this purpose if, in its judgment, that is appropriate.

  12.
  Meet annually with the Corporation's chief legal officer, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements.

  13.
  Prepare the report required by the rules of the Securities Exchange Commission to be included in the Corporation's Proxy Statement to be delivered to the shareholders in connection with the Corporation's annual meeting of shareholders.

Exhibit B

MEDSTRONG INTERNATIONAL CORPORATION 2002 STOCK PLAN

1. Purpose.

        The purpose of the MedStrong International Corporation 2002 Stock Plan (the "Plan") is to encourage key employees of MedStrong International Corporation (the "Company") and of any present or future parent or subsidiary of the Company (each a "Related Corporation" and collectively, "Related Corporations") and other individuals who render services to the Company or any Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Either an ISO or a Non-Qualified Option is referred to hereafter individually as an "Option" and they are collectively referred to as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

2. Administration of the Plan.

        (a) Board or Committee Administration. The Plan shall be administered by the Compensation committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of two or more directors. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to: (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the Minimum Price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable.

        (b) Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the

Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        (c) Grant of Stock Rights to Board Members. Subject to the provisions of paragraph 3 below, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of paragraph 3 below, members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

        (d) Exculpation. No member of the Board or the Committee shall be personally liable for any action taken or any failure to take any action in connection with the Plan or the granting of Stock Rights under the Plan, provided that this subparagraph 2(d) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

        (e) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Stock Rights thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

3. Eligible Employees and Others.

        ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

4. Stock Rights.

        (a) Number of Shares Subject to Rights. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 1,000,000 shares. The aggregate number of shares which may be issued pursuant to the Plan is subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

        (b) Nature of Awards. In addition to ISOs and Non-Qualified Options, the Committee may grant or award the following Stock Rights. Participants may be granted the right to purchase Common Stock, subject to such restrictions as may be specified by the Committee ("Restricted Shares"). Such restrictions may include, but are not limited to, the requirement of continued employment with the Company or a Related Corporation and achievement of performance objectives. The Committee shall determine the purchase price of the Restricted Shares, the nature of the restrictions and the performance objectives, all of which shall be set forth in the agreement relating to each right awarded to purchase Restricted Shares. The performance objectives shall consist of (A) one or more business criteria, and (B) a target level or levels of performance with respect to such criteria. In addition to the foregoing, awards of Common Stock may be made to participants as bonuses or as additional compensation, as may be determined by the Committee.

5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after August 9, 2002 and prior to August 8, 2012. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

6. Minimum Option Price; ISO Limitations.

        (a) Price for Non-Qualified Options, Awards and Purchases. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

        (b) Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

        (c) $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

        (d) Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national securities exchange. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7. Option Duration.

        Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of Options generally, and (ii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(b). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO.

8. Exercise of Option and Transfer of Shares Upon Exercise.

        Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

        (a) Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

        (b) Full Vesting of Installments. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

        (c) Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

        (d) Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(c).

        (e) Transfer of Shares Upon Exercise of the Non-Qualified Options. In the event that the shares received upon the exercise of the Non-Qualified Options are registered under the Securities Act of 1933, as amended, the Optionee may not sell more than fifty percent (50%) of such shares within the first year following such exercise, and shall be permitted to sell all of such shares thereafter. The certificate(s) issued reflecting any such shares shall bear a legend substantially as follows: "No more than fifty percent (50%) of the shares represented by this certificate may be sold within one year following the date of original issue thereof. All of such shares may be sold thereafter."

9. Termination of Employment.

        Unless otherwise specified in the agreements relating to such ISOs, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability or as otherwise specified in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or (b) their specified expiration dates. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by a change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10. Death; Disability; Voluntary Termination; Breach.

        (a) Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) one (1) year from the date of the optionee's death.

        (b) Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

        (c) Voluntary Termination; Breach. If an ISO optionee voluntarily leaves the employ of the Company and all Related Corporations or ceases to be employed by the Company and all Related Corporations, then, in either such event, in addition to immediate termination of the Option, the ISO optionee shall automatically forfeit all shares for which the Company has not yet delivered share certificates upon refund by the Company of the exercise price of such Option. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

11. Assignability.

        No Stock Right shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

12. Terms and Conditions of Options.

        Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13. Adjustments.

        Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company related to such Option:

        (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        (b) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the Board of Directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on a equitable basis for the shares then subject to such Options either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (B) shares of stock of the surviving corporation or (C) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

        (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

        (d) Modification of ISO's. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

        (e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

        (f) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

        (g) Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

        (h) Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

14. Means of Exercising Options.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price thereof either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. In the absence of an effective registration statement covering the shares issuable upon exercise of any Stock Rights, such notice may, at the option of the Committee, also include a statement that the person exercising the Stock Rights is purchasing the Common Stock as an investment and not with a view to the sale or distribution of any of such Common Stock, and the holder's agreement not to sell any Common Stock received upon the exercise of the Stock Rights except either (i) in compliance with the Securities Act of 1933, as amended (provided that the Company shall be under no obligation to register either the Plan, or any securities obtained by the Optionee pursuant thereto, with the Securities and Exchange Commission), or (ii) with the prior written approval of the Company.

15. Term and Amendment of Plan.

        This Plan was adopted by the Board on June 17, 2002, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders, or in lieu thereof, by written consent. If the approval of stockholders is not obtained on or prior to August 9, 2002, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on August 8, 2012, (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except as provided in paragraph 4(a) or by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

16. Application of Funds.

        The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

17. Notice to Company of Disqualifying Disposition.

        By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

18. Withholding of Additional Income Taxes.

        Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 17), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

19. Governmental Regulation.

        The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

20. Governing Law.

        The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Delaware.

MEDSTRONG INTERNATIONAL CORPORATION
500 Silver Spur Road, Suite 303
Rancho Palos Verdes, California 90274

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 9, 2002

        The undersigned hereby appoints Jerry R. Farrar and Joel San Antonio, and each of them singly, proxies, with full power of substitution to vote all shares of stock of MedStrong International Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, August 9, 2002, 10:30am Eastern time at The Williams Club, 24 East 39th Street, New York, NY 10016 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 3, 2002, a copy of which has been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED ON THE REVERSE SIDE.

        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please date, sign and mail your
proxy card back as soon as possible!
Annual Meeting of Stockholders
MEDSTRONG INTERNATIONAL CORPORATION
AUGUST 9, 2002

☒	Please mark your vote as indicated in this example
		FOR all nominees listed at right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed at right.				FOR	ABSTAIN	AGAINST
1.	To elect five members to the board of directors to serve for a term of one year, until their successors have been elected and qualified.	☐	☐	NOMINEES: Jerry R. Farrar Joel San Antonio Ronald Glime David Knowlton David Scotch	2.	The ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the Company's 2002 fiscal year:	☐	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)					3.	The adoption of the Company's 2002 Stock Option Plan:	☐	☐	☐
					4.	To transact such other business as may properly come before the annual meeting and any adjournment thereof.	☐	☐	☐
					PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
I/We will attend the annual meeting	YES	☐	NO	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW				☐

Signature of Stockholder	Signature if held jointly	Dated	, 2002

NOTE: Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

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MEDSTRONG INTERNATIONAL CORPORATION 500 Silver Spur Road, Suite 303 Rancho Palos Verdes, CA 90274
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS August 9, 2002
MEDSTRONG INTERNATIONAL CORPORATION 500 Silver Spur Road, Suite 303 Rancho Palos Verdes, CA 90274
EXECUTIVE OFFICERS AND DIRECTORS
ELECTION OF DIRECTORS
FUNCTIONS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES
SECTION 16(a) REPORTING UNDER THE SECURITIES EXCHANGE ACT OF 1934
AUDIT COMMITTEE David Scotch, Chairman Ronald Glime Joel San Antonio
RATIFICATION OF SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS
PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN
SOLICITATION EXPENSES
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER BUSINESS
Exhibit A MEDSTRONG INTERNATIONAL CORPORATION AUDIT COMMITTEE CHARTER
Exhibit B MEDSTRONG INTERNATIONAL CORPORATION 2002 STOCK PLAN